Exhibit 10.5

FOURTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

among

GASTAR EXPLORATION USA, INC.

THE GUARANTORS SIGNATORY HERETO

THE LENDERS SIGNATORY HERETO

and

AMEGY BANK NATIONAL ASSOCIATION,

as Administrative Agent

Effective

November 10, 2011

Table of Contents

Article I	DEFINITIONS AND INTERPRETATION	1

1.1	Terms Defined Above	1
1.2	Terms Defined in Credit Agreement	2
1.3	References	2
1.4	Articles and Sections	2
1.5	Number and Gender	2

Article II	AMENDMENTS	2
2.1	Amendment to Section 1.2	2
2.2	Amendment to Section 2.3	3
2.3	Amendment to Section 6.1	3

Article III	REPRESENTATIONS AND WARRANTIES	3

Article IV	RATIFICATION AND ACKNOWLEDGMENTS	3

Article V	CONDITION TO EFFECTIVENESS	3

Article VI	MISCELLANEOUS	4

6.1	Successors and Assigns	4
6.2	Rights of Third Parties	4
6.3	Counterparts	4
6.4	Integration	4
6.5	Severability	4
6.6	Governing Law	4

- i -

FOURTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of November 10, 2011 (the “Effective Date”) is by and among GASTAR EXPLORATION USA, INC., a Michigan corporation (the “Borrower”), GASTAR EXPLORATION, LTD., an Alberta, Canada corporation (the “Parent”), GASTAR EXPLORATION NEW SOUTH WALES, INC., a Michigan corporation (“Gastar New South Wales”), GASTAR EXPLORATION VICTORIA, INC., a Michigan corporation (“Gastar Victoria”), GASTAR EXPLORATION TEXAS, INC., a Michigan corporation (“Gastar Texas Inc”), GASTAR EXPLORATION TEXAS, LP, a Delaware limited partnership (“Gastar Texas LP”), and GASTAR EXPLORATION TEXAS LLC, a Delaware limited liability company (“Gastar Texas LLC”, and the Parent, Gastar New South Wales, Gastar Victoria, Gastar Texas Inc., Gastar Texas LP and Gastar Texas LLC, collectively, the “Initial Guarantors”), the lenders party to that certain Amended and Restated Credit Agreement dated effective October 28, 2009, as amended to the Effective Date, by and among the Borrower, the Initial Guarantors, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Amegy Bank National Association, a national banking association, as administrative agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and certain other parties (as so amended, the “Credit Agreement”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent desire to amend the Credit Agreement in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used in this Fourth Amendment to Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Gastar New South Wales,” “Gastar Texas Inc,” “Gastar Texas LLC,” “Gastar Texas LP,” “Gastar Victoria,” “Initial Guarantors,” Lenders” and “Parent,” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References. References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Borrower, the Initial Guarantors, the Lenders and the Agent hereby amend the Credit Agreement in the following particulars:

2.1 Amendment to Section 1.2. Section 1.2 of the Credit Agreement is amended to substitute the following for the definition of “Commitment Termination Date” appearing in such Section 1.2:

“‘Commitment Termination Date’ shall mean the earlier of (a) September 30, 2015 and (b) the date the Commitments are terminated pursuant to the provisions of Section 7.2.”

2.2 Amendment to Section 2.3. The first sentence of Section 2.3 of the Credit Agreement is amended to read as follows in its entirety:

“Anything herein to the contrary notwithstanding, no more than ten separate LIBO Rate Loans shall be outstanding at any one time, with, for purposes of this Section 2.3, all LIBO Rate Loans for the same Interest Period constutiting one LIBO Rate Loan.”

2.3 Amendment to Section 6.1. Section 6.1 of the Credit Agreement is amended to substitute “one hundred percent (100%)” for “eighty percent (80%)” appearing in clause (ii) of clause (c) of the proviso in such Section 6.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Initial Guarantors expressly re-makes, in favor of the Agent and the Lenders, each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents and made by it and represents and warrants that all such representations and warranties remain true and correct.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Initial Guarantors, the Lenders and the Agent acknowledges and agrees that the Borrowing Base shall be $50,000,000 and the Monthly Reduction Amount shall be $0, with the effect that the Borrowing Base shall remain $50,000,000 until the next redeterminations of the Borrowing Base and the Monthly Reduction Amount in accordance with the provisions of the Credit Agreement.

ARTICLE V

CONDITION TO EFFECTIVENESS

The effectiveness of this Amendment is subject to receipt by the Agent, for the accounts of the Lenders on the basis of their respective Percentage Shares, of payment by the Borrower, in immediately available funds, of an extension fee in the amount of $250,000 in connection with this Amendment. Upon receipt by the Agent of payment of such fee, this Amendment shall be effective as of the Effective Date.

ARTICLE VI

MISCELLANEOUS

6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5 Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

INITIAL GUARANTORS:

GASTAR EXPLORATION LTD.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Vice President and
Chief Financial Officer

GASTAR EXPLORATION NEW SOUTH WALES, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION VICTORIA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

GASTAR EXPLORATION TEXAS, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS, LP

By:	Gastar Exploration Texas LLC,
its General Partner

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS LLC

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

AGENT:

AMEGY BANK NATIONAL ASSOCIATION as Agent

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

(Signatures continue on following pages)

LENDER:

BANK OF MONTREAL

By:	/s/ Kevin Utsey
Kevin Utsey
Director

(Signatures continue on following page)

LENDER:

IBERIABANK

By:	/s/ W. Bryan Chapman
W. Bryan Chapman
Executive Vice President